UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2021

Emerson Electric Co.

(Exact name of registrant as specified in its charter)

Missouri	1-278	43-0259330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 West Florissant Avenue, St. Louis, Missouri 63136
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (314) 553-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.50 par value per share	EMR	New York Stock Exchange
NA	NA	NYSE Chicago
0.375% Notes due 2024	EMR 24	New York Stock Exchange
1.250% Notes due 2025	EMR 25A	New York Stock Exchange
2.000% Notes due 2029	EMR 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously announced, on February 5, 2021, David N. Farr retired as Chief Executive Officer of Emerson Electric Co. (the “Company”). Mr. Farr has agreed to remain as a Director and as non-executive Chairman of the Board through May 4, 2021. Also as previously announced, on February 5, 2021, Surendralal (Lal) L. Karsanbhai has become Chief Executive Officer and a Director of the Company.

On February 2, 2021 the Board of Directors of the Company amended the Company’s Bylaws (the “Bylaws”), effective as of February 5, 2021, to accommodate a separate Chairman of the Board and Chief Executive Officer and implement other, technical changes. Previously, the Bylaws provided that the Chairman of the Board and Chief Executive Officer positions were combined.

The foregoing description of the amendment to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws. The amended Bylaws, and a copy of the amended Bylaw provisions marked to show changes from the prior Bylaw provisions dated November 3, 2020, are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The final results for each of the matters submitted to a vote at the Company’s 2021 Annual Meeting of Shareholders held on February 2, 2021 are as follows:

Proposal 1: The four Directors named in the Proxy Statement were elected by the shareholders, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Mark A. Blinn	432,980,702	12,939,895	76,073,032
Arthur F. Golden	415,286,255	30,634,342	76,073,032
Candace Kendle	435,282,801	10,637,796	76,073,032
James S. Turley	425,801,691	20,118,906	76,073,032

Proposal 2: The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2021 was ratified by the shareholders, by the votes set forth below:

For	Against	Abstain
494,740,201	26,249,560	1,003,868

Proposal 3: The Company’s executive compensation, as described in the Proxy Statement, was approved by the non-binding advisory votes of the shareholders set forth below:

For	Against	Abstain	Broker Non-Votes
410,143,373	32,662,269	3,114,955	76,073,032

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits

3.1	Bylaws of Emerson Electric Co., as amended through February 5, 2021.

3.2	Article III, Sections 9, 10 and 11, Article V and Article VI, Section 2 of the Bylaws of Emerson Electric Co., as amended through February 5, 2021, marked to show changes from prior Bylaw provisions as amended through November 3, 2020.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2021	EMERSON ELECTRIC CO.

	By:	/s/ John A. Sperino
John A. Sperino
Vice President and Assistant Secretary